TOREADOR CORE FUND

Supplement dated February 20, 2015

to the

Prospectus dated August 28, 2014

Reorganization

Toreador Research & Trading, LLC, investment adviser of the Toreador Core Fund (the “Fund”), has recommended the reorganization of the Fund into a new, identically named series of World Funds Trust (the “Reorganization”). The proposed Reorganization has been approved by the Board of Trustees of Unified Series Trust and is subject to a number of conditions, including approval by Fund shareholders.

It is currently expected that Fund shareholders will receive a joint prospectus/proxy statement soliciting their vote with respect to the proposed Reorganization in late March 2015. A special meeting of shareholders of Toreador Core Fund is currently scheduled for April 22, 2015, where Fund shareholders will be asked to approve the Reorganization. The shareholder meeting may be adjourned to a later date. If approved, the Reorganization is expected to occur in late April 2015.

Upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization, shares of the Fund will be exchanged for shares of a new, identically named series of World Funds Trust (the “New Fund”) at the closing of the Reorganization. This exchange is expected to be a tax-free exchange for shareholders, as will be described further in the prospectus/proxy statement. You may purchase and redeem shares of the Fund in the ordinary course until the last business day before the Reorganization. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the New Fund received in connection with the Reorganization.

The Fund and the New Fund have identical investment objectives and principal investment strategies. Toreador Research & Trading, LLC (“Toreador”), the current investment adviser to the Fund, will continue to serve as the investment adviser to the New Fund. All of the other service providers for the Fund will change, and the New Fund will be overseen by a different board of trustees.

The Reorganization will not result in any increase in the advisory fees payable by the New Fund as compared to the advisory fees that are currently paid by the Fund. No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the exchange of their shares. Toreador will bear all costs of the Reorganization, including legal, printing, filing and mailing costs.

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This document is not an offer to sell shares of Toreador Core Fund, a series of World Funds Trust, and is not a solicitation of an offer to buy any such shares or of any proxy. Please read the prospectus/proxy statement when it becomes available because it contains important information.